Exhibit 99.1
GoodRx Interim CEO Extends Commitment to Company

Company Announces Board Resignations

SANTA MONICA, Calif. – March 14, 2024 – GoodRx Holdings, Inc. (Nasdaq: GDRX), the leading destination for prescription savings in the U.S., today announced Interim CEO Scott Wagner has extended his commitment to the Company. In addition, Stephen LeSieur and Adam Karol have notified GoodRx of their decision to resign from the Company’s Board of Directors, effective March 14, 2024 and March 22, 2024, respectively.

“I’m encouraged by the progress the team is making and happy to see the hard work start showing up in the results,” said Scott Wagner, Interim CEO of GoodRx. “There’s more work to be done, but I’m confident our priorities are the right ones to deliver growth.”

“On behalf of GoodRx, I want to thank both Mr. LeSieur and Mr. Karol for the roles they have played in GoodRx’s evolution since joining the Board in 2015 and 2018, respectively. Given, among other things, each of their long tenures on the Board, and, with respect to Mr. LeSieur, our repurchase of a portion of Spectrum’s shares, we understand it’s an optimal time for them to transition,” said Trevor Bezdek, co-founder and Chairman of the Board of GoodRx. “We look forward to continuing to work with the Silver Lake team, including with Greg Mondre, Co-Chief Executive Officer of Silver Lake, who will remain on our Board.”

About GoodRx
GoodRx is the leading destination for prescription savings in the U.S. We offer consumers free access to transparent and lower prices for generic and brand medications, as well as comprehensive healthcare research and information. We also equip healthcare professionals with efficient ways to find and prescribe affordable medications. Since 2011, GoodRx has helped consumers save nearly $70 billion and is one of the most downloaded medical apps over the past decade.

GoodRx periodically posts information that may be important to investors on its investor relations website at https://investors.goodrx.com. We intend to use our website as a means of disclosing material nonpublic information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors and potential investors are encouraged to consult GoodRx’s website regularly for important information, in addition to following GoodRx’s press releases, filings with the Securities and Exchange Commission (the “SEC”) and public conference calls and webcasts. The information contained on, or that may be accessed through, GoodRx’s website is not incorporated by reference into, and is not a part of, this press release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our Interim Chief Executive Officer’s employment with GoodRx, future results of operations and financial position, our plans, market opportunity and growth, our priorities and objectives for future operations, and the future membership and composition of our Board of Directors. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Investor Contact
GoodRx
Whitney Notaro
wnotaro@goodrx.com

Media Contact
GoodRx
Lauren Casparis
lcasparis@goodrx.com